POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, Tom
T. Orsini, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), including, without limitation, Rule 415, with respect to the issue and sale of not more than $250,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens, Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

          IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 1994.



                         Signed:                 /s/ Joe T. Ford

                         Name:                   Joe T. Ford


                       II-9

                 POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, Tom
T. Orsini, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), including, without limitation, Rule 415, with respect to the issue and sale of not more than $250,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens, Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

          IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 1994.



                         Signed:            /s/ Dennis J. Ferra
                         Name:             Dennis J. Ferra


                       II-10

                 POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, Tom
T. Orsini, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), including, without limitation, Rule 415, with respect to the issue and sale of not more than $250,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens, Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

          IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 1994.



                          Signed:              /s/ Tom T.Orsini
                          Name:                Tom T. Orsini

                       II-11

                 POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, Tom
T. Orsini, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), including, without limitation, Rule 415, with respect to the issue and sale of not more than $250,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens, Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

          IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 1994.



                              Signed:            /s/ Ben W. Agee
                              Name:               Ben W. Agee


                       II-12

                 POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, Tom
T. Orsini, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), including, without limitation, Rule 415, with respect to the issue and sale of not more than $250,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens, Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

          IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 1994.



                         Signed:            /s/ Alfred E. Campdon
                         Name:              Alfred E. Campdon




                       II-13

                 POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, Tom
T. Orsini, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), including, without limitation, Rule 415, with respect to the issue and sale of not more than $250,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens, Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

          IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 1994.



                         Signed:              /s/ W. W. Johnson

                         Name:                W. W. Johnson



                       II-14

                 POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, Tom
T. Orsini, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), including, without limitation, Rule 415, with respect to the issue and sale of not more than $250,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens, Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

          IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 1994.



                         Signed:          /s/ Emon A. Mahony, Jr.
                         Name:            Emon A. Mahony, Jr.


                       II-15

                 POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, Tom
T. Orsini, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), including, without limitation, Rule 415, with respect to the issue and sale of not more than $250,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens, Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

          IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 1994.



                         Signed:       /s/ George C. McConnaughey
                         Name:         George C. McConnaughey


                       II-16

                 POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, Tom
T. Orsini, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), including, without limitation, Rule 415, with respect to the issue and sale of not more than $250,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens, Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

          IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 1994.



                         Signed:            /s/ Walter G. Olson

                         Name:               Walter G. Olson




                       II-17

                 POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, Tom
T. Orsini, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), including, without limitation, Rule 415, with respect to the issue and sale of not more than $250,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens, Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

          IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 1994.



                         Signed:             /s/ Philip F. Searle

                         Name:                Philip F. Searle



                       II-18

                 POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, Tom
T. Orsini, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), including, without limitation, Rule 415, with respect to the issue and sale of not more than $250,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens, Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

          IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 1994.



                         Signed:              /s/ John E. Steuri

                         Name:                John E. Steuri



                       II-19

                 POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, Tom
T. Orsini, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), including, without limitation, Rule 415, with respect to the issue and sale of not more than $250,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens, Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

          IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 1994.



                         Signed:          /s/ Carl H. Tiedemann

                         Name:             Carl H. Tiedemann



                       II-20

                 POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, Tom
T. Orsini, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), including, without limitation, Rule 415, with respect to the issue and sale of not more than $250,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens, Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

          IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 1994.



                         Signed:           /s/ Ronald Townsend

                         Name:              Ronald Townsend



                       II-21

                 POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, Tom
T. Orsini, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), including, without limitation, Rule 415, with respect to the issue and sale of not more than $250,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens, Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

          IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 1994.



                         Signed:           /s/ William H. Zimmer, Jr.
                         Name:            William H. Zimmer, Jr.



                       II-22
                        31